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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007


                              Amexdrug Corporation
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             (Exact name of registrant as specified in its charter)


             Nevada                  0-7473                 95-2251025
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           (State of               Commission            (I.R.S. Employer
         Incorporation)           file number           Identification No.)

                     8909 West Olympic Boulevard, Suite 208
                            Beverly Hills, California
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               (Address of principal executive offices, zip code)


                                 (310) 855-0475
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              (Registrant's telephone number, including area code)


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          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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     ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On April 30, 2007, Hansen, Barnett & Maxwell, P.C. was terminated as the certifying accountant for the Company (the "Registrant").

Hansen, Barnett & Maxwell, P.C. has served as the certifying accountant for the Company's financial statements for more than the past three years. From the date on which Hansen, Barnett & Maxwell, P.C. was engaged until the date Hansen, Barnett & Maxwell, P.C. was terminated, there were no disagreements with Hansen, Barnett & Maxwell, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hansen, Barnett & Maxwell, P.C. would have caused Hansen, Barnett & Maxwell, P.C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

(b) On April 30, 2007, the Company entered into an engagement letter with HJ Associates & Consultants, LLP to assume the role of its new certifying accountant. HJ Associates & Consultants, LLP has been asked to audit the year ended December 31, 2007. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of HJ Associates & Consultants, LLP, the Company did not consult with HJ Associates & Consultants, LLP with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

The engagement of the new principal auditor was recommended and approved by the Company's Board of Directors.


     ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)    Exhibits.

          16.1 Letter from Hansen Barnett & Maxwell, P.C. regarding its concurrence or disagreement with the statement made by the Registrant in this Current Report concerning the termination of Hansen Barnett & Maxwell P.C. as the Registrant's principal accountant.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMEXDRUG CORPORATION


Date: May 2, 2007                       /s/ Jack Amin
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                                        Jack Amin, President




















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